Property, Plant and Equipment and Jack-Up Drilling Rigs, net	6 Months Ended
Jun. 30, 2026
Property, Plant, and Equipment [Abstract]
Property, Plant and Equipment and Jack-Up Drilling Rigs, net
Note 12 - Property, Plant and Equipment and Jack-Up Drilling Rigs, net
The carrying values of our property, plant and equipment and jack-up rigs are as follows:

(In $ millions)	June 30, 2026	December 31, 2025
Property plant and equipment	11.6	11.3
Less accumulated depreciation	(9.8)	(9.3)
Property, plant and equipment, net	1.8	2.0

Jack-up drilling rigs	3,996.6	3,617.8
Less accumulated depreciation	(960.1)	(875.1)
Jack-up drilling rigs, net	3,036.5	2,742.7
The Company recognized depreciation expense of $43.5 million and $86.0 million for the three and six months ended June 30, 2026 ($36.7 million and $72.6 million for the three and six months ended June 30, 2025).
Acquisition of jack-up drilling rigs
In December 2025, the Company entered into an agreement to acquire five premium jack-up rigs from Noble Corporation for a total purchase price of $360.0 million. The Company completed the asset acquisition of the five rigs in January 2026.
Impairment
During the six months ended June 30, 2026, we considered whether indicators of impairment were present that suggested the carrying amounts of our long-lived assets may not be recoverable as of June 30, 2026. We concluded that no such events or changes in circumstances have occurred to warrant a change in the assumptions utilized in the December 31, 2025 impairment tests of our jack-up rig fleet. Therefore, the Company recognized zero impairment expense for the six months ended June 30, 2026 (zero for the six months ended June 30, 2025). We will continue to monitor developments in the markets in which we operate for indications that the carrying values of our long-lived assets are not recoverable.